SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) June 29, 2004
                                                          -------------

                             ESSENTIAL REALITY, INC.
               (Exact name of Registrant as Specified in Charter)


          Nevada                      000-32319                  33-0851302
--------------------------------------------------------------------------------
(State of Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                15-15 132nd Street, College Point, New York 11356
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (718) 747-1500

                   263 Horton Highway, Mineola, New York 11501
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 1. Changes in Control of Registrant.

      Pursuant to a Share Exchange Agreement (the "Exchange Agreement") dated as of June 17, 2004, with Messrs. Jay Gelman, Andre Muller and Francis Vegliante, the shareholders (the "Shareholders") of AllianceCorner Distributors, Inc. ("Alliance"), a privately held wholesale distributor of interactive video games, including software, hardware and accessories, the Registrant agreed to acquire all the outstanding capital stock of Alliance. The transactions contemplated by the Exchange Agreement closed on June 29, 2004.

      The Registrant issued 1,551,314 shares of its Series B Convertible Non Redeemable Preferred Stock par value $.001 (the "Series B Preferred Shares") to the Shareholders as consideration and in exchange for all of Alliance's outstanding capital stock, as a result of which the Registrant now wholly owns ACDI. The consideration in connection with the Exchange Agreement was determined as a result of arms' length negotiations between the Shareholders and the Registrant.

      In addition, in connection with the closing of the Exchange Agreement the Registrant received $2,884,171 in net proceeds from the sale of its Series A 6% Convertible Non Redeemable Preferred Stock par value $.001 (the "Series A Preferred Shares") in a private placement (the "Offering"). The Registrant also obtained debt conversion agreements from all its outstanding note holders such that all outstanding debt of the Registrant was extinguished either through the conversion of such debt into Series A Preferred Shares or through cash payments. For further information on the Offering see Item 5 below.

      In connection with the Offering the registrant retained Sunrise Securities Corp. as placement agent (the "Placement Agent") in connection with the Offering. The Placement Agent received (a) a $8,500 retainer fee; and (b) a commission consisting of 108,146 shares of Series A Preferred Shares and warrants to purchase 68,820,224 shares of common stock an exercise price of $.005 per share on a pre-reverse split basis. The prospective reverse split is described below. For further information on the Offering see Item 5.

      The Shareholders have agreed to vote their shares of the Registrant's common stock that they are entitled to vote in favor of (i) authorizing an amendment to the Registrant's Certificate of Incorporation to increase the number of authorized shares of common stock of the Registrant from 50,000,000 to 4,400,000,000 (an amount sufficient to enable the conversion of all the Series A and Series B Preferred Shares in to shares of common stock of the Registrant) and (ii) a reverse stock split of the Registrant's common stock of one share for forty-four shares outstanding immediately following the increase in authorized shares of the Registrant's common stock from 50,000,000 to 4,400,000,000 and the conversion of the Series A and Series B Preferred Shares.

      The Series A Preferred Shares pay a 6% payable in kind dividend until such time as the Registrant has enough common stock to convert all the Series A Preferred Shares into the Registrant's common stock. The Series B Preferred Shares do not pay a dividend.

      A holder of the Series A Preferred Shares may not receive shares of the Registrant's common stock upon conversion of its Series A Preferred Shares to the extent such conversion would result in the holder beneficially owning in excess of 4.999% or 9.999% of the issued and outstanding shares of the Registrant's common stock on an as-converted basis. Such conversion restrictions may not be waived. Any of the Series A Preferred Shares not converted into the Registrant's common stock due to the operation of the foregoing conversion restrictions will no longer be entitled to the 6% dividend.

      Subject to the foregoing restrictions and except as otherwise required by law, each share of Series A Preferred Stock and each share of Series B Preferred Stock is entitled to 15.91 votes on a post-split basis, and votes as one class with the common stock.

      The shares of the Registrant's common stock underlying the Series A and Series B Preferred Shares are entitled to registration rights.

      After giving effect to the transactions contemplated by the Exchange Agreement, the reverse split and the Offering and to the conversion of all Series A and Series B Preferred Stock, but not giving effect to warrants issued to the Placement Agent in connection with the Offering, the Shareholders own approximately 24,679,995 shares of common stock or 48% of the outstanding common stock of the Registrant, investors in the Offering own approximately 18,685,005 shares of common stock (36%), investors converting outstanding debt in the Offering own approximately 6,135,000 shares of common stock (12%), the Placement Agent own 1,720,505 shares of common stock (3%) and shareholders who owned the approximately 22,000,000 pre-split shares outstanding prior to the Offering own approximately 500,000 post-split shares or 1%. Investors in the Offering paid the equivalent of $.005 per share of common stock on an as converted pre-split basis ($.22 on a post-split basis).

      In connection with the Exchange Agreement, the Shareholders have agreed not to dispose of any of their Series B Preferred Shares (or any of their shares of the Registrant's common stock received by them upon conversion of the Series B Preferred Shares) for a period of one year from the closing of the Exchange Agreement.

      The Shareholders, including Jay Gelman who was appointed Chief Executive Officer, each owns 517,105 shares of Series B Preferred Stock representing 15.91% of the total shares entitled to vote. Holders of Series A Preferred Shares who collectively own the right to vote approximately 16% of the Registrant's common stock have granted to Jay Gelman a proxy to vote their shares in all matters, so that Mr. Gelman will have the power to vote in the aggregate approximately 32% of the Registrant's common stock. Mr. Gelman and the two other Shareholders have the aggregate power to vote approximately 64% of the Registrant's common stock and control the Company.

      The Board of Directors  (the  "Board") of the  Registrant  consists of Jay
Gelman,   Andre  Muller  and  Thomas   Vitiello  who  were   designated  by  the
Shareholders, and Humbert B. Powell III who was a director previously.

      The following table sets forth information concerning ownership of the Registrant's common stock on a post-split, post conversion basis as of June 29, 2004, by (i) each person known to the Registrant to be the beneficial owner of more than five percent of the outstanding shares of our common stock on a post-split, post conversion basis, (ii) each director, and (iii) all of our directors and executive officers as a group.

                 Name                            Amount              Percent
             And Address                     And Nature Of          Of Class
            Of Beneficial                 Beneficial Ownership
                Owner
--------------------------------------- ------------------------- --------------
              Jay Gelman                    8,226,665 (1)(2)         15.91%
 15-15 132nd Street College Point, NY
              11356 (4)
--------------------------------------- ------------------------- --------------
             Andre Muller                    8,226,665 (1)           15.91%
 15-15 132nd Street College Point, NY
                11356
--------------------------------------- ------------------------- --------------
          Francis Vegliante                  8,226,665 (1)           15.91%
 15-15 132nd Street College Point, NY
                11356
--------------------------------------- ------------------------- --------------
        Humbert B. Powell III                    22,727                 *
          527 Madison Avenue
             NY, NY 10022
--------------------------------------- ------------------------- --------------
           Thomas Vitiello                        None                None
 15-15 132nd Street College Point, NY
                11356
--------------------------------------- ------------------------- --------------
          George A. Mellides                     6,682                  *
 15-15 132nd Street College Point, NY
                11356
--------------------------------------- ------------------------- --------------
All directors and officers as a group              64%
--------------------------------------- ------------------------- --------------


(1) consists of 517,105 shares of Series B Convertible Redeemable Preferred Stock convertible into the 8,226,665 shares of common stock as described above.
(2) Selected shareholders have provided the right to vote additional 15.60% of the stock giving Mr. Gelman a 32.09% voting interest.

      *     Less than one percent.

Item 2.  Acquisition or Disposition of Assets.

      Pursuant to the Exchange Agreement with the Shareholders, the Registrant agreed to acquire all the outstanding capital stock of Alliance, a privately held wholesale distributor of interactive video games, including software, hardware and accessories. The transactions contemplated by the Exchange Agreement closed on June 29, 2004.

      In connection with the Exchange Agreement the Registrant issued 1,551,314 shares of its Series B Preferred Shares to the Shareholders as consideration and in exchange for all of Alliance's outstanding capital stock, as a result of which the Registrant now wholly owns ACDI. The consideration in connection with the Exchange Agreement was determined as a result of arms' length negotiations between the Shareholders and the Registrant.

      Reference is made to the  additional  information  provided in response to item 1 above.

Item 4. Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

      (i)Effective July 7, 2004, The Registrant dismissed Stonefield Josephson, Inc. as its independent accountants;

      (ii) This firm's reports on these financial statements for both fiscal years ended December 31, 2003 and 2002 were modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountant's report on the financial statements for those periods neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles;

      (iii) In connection with its audits for the two most recent fiscal years and through July 7, 2004, there have been no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield Josephson would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

      (iv) During the two most recent fiscal years and through July 7, 2004, there have been no reportable events as defined in Item 304 (a) (1)(v) of Regulation S-K; and

      (v) The Registrant requested that Stonefield Josephson, Inc. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

      (b) New independent accountants

      The Registrant engaged Mahoney Cohen & Company, CPA, P.C. as its new independent accountants as of July 7, 2004. During the two most recent fiscal years and through July 7, 2004, the Registrant has not consulted with Mahoney Cohen & Company, CPA, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's Consolidated financial statements, and no written report of oral advice was provided to the Registrant reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 301 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K. Mahoney Cohen & Company, CPA, P.C. was appointed as the independent accountant of Alliance Corner Distributors, Inc on January 4, 2004.

Item 5. Other Events.

      Concurrently with the closing of the Share Exchange on June 29, 2004, the Registrant completed a private placement of Series A Preferred Shares. Pursuant to the Offering 1,174,486 shares of the Registrant's Series A Preferred Shares were offered and sold at $3.56 per Series A Preferred Share ($.005 per each share of common stock on a pre-split as converted basis) resulting in gross proceeds of approximately $4,000,000 and approximately $2,880,000 of net proceeds to the Registrant. The total Offering included(a)the sale of 1,174 486 shares of Series A Preferred Shares at $3.56 per share equaling a total of $4,000,000 in cash and b)the exchange of $177,000 of unsecured 8 1/2% notes of the Registrant into shares of Series A Preferred Shares.

      The Offering was conducted pursuant to the provisions of Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission thereunder. Accordingly, the Preferred Shares were offered and sold only to investors who are "accredited investors" within the meaning of Regulation D.

      The Registrant's Series A Preferred Shares were sold to the following accredited investors: AJAX Partners, Nathan A. Low IRA, Bridges & Pipes, Cary D. Pinkowski, CDT Management LTC., DKR SoundShore Oasis Holding Fund, Ltd., Iroquois Capital LP, Jackson Steinem Inc., M. Paul Tompkins, Nadine Smith, Richard Genovese, Robert Feig, RP Capital LLC, Shai Stern, Smithfield Fiduciary, LLC, South Ferry #2 L.P., SRG Capital, LLC, Sunrise Equity Partners, Vitel Ventures Corp.,William Ritger, William Saggio and Winton Capital Holdings Ltd.

      Reference is made to the  additional  information  provided in response to item 1 above.

Item 7 Financial Statements and Exhibits.

      The financial statements required by this item shall be filed by amendment to this Form 8-K not later than 60 days after the date of this report on Form 8-K.

(c) Exhibits:

      2.1 Exchange Agreement between Essential Reality and Messrs. Jay Gelman, Andre Muller and Francis Vegliante dated as of June 17, 2004

      4.1 Certificate of Designation of the Registrant's Series A Convertible Non Redeemable Preferred Shares.

      4.2 Amendment Number 1 to the Certificate of Designation of the Registrant's Series A 6% Convertible Non Redeemable Preferred Shares

      4.3 Certificate of Designation of the Registrant's Series B Convertible Non Redeemable Preferred Shares

      9.1   Irrevocable  Proxy  given in favor of Jay Gelman

      16.1  Letter from  Stonefield  Joesphson,  Inc. dated July 12, 2004

      99.1 Subscription Agreement among the Investor's listed on Schedule I thereto, Essential Reality, Inc. and Jay Gelman

      99.2 Subscription Agreement Supplement No. 1 between the Investors listed on Schedule I thereto and Essential Reality, Inc.

      99.3 Registration Rights Agreement between Essential Reality and the Investors listed on Schedule I to the Subscription Agreement

      99.4 Stock Purchase Warrant between Essential Reality, Inc. and Sunrise Securities Corp.

      99.5 Investment Banking Agreement between Essential Reality, Inc. and Sunrise Securities Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         Essential Reality, Inc.


July 14, 2004                                            By: /s/ Jay Gelman
                                                         -----------------------
                                                         Jay Gelman
                                                         Chief Executive Officer